UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 August 4, 2004
                Date of Report (Date of earliest event reported)






                          SIGMATRON INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


Delaware                              0-23248                         36-3918470
(State or other jurisdiction of     (Commission                (I.R.S. Employer
incorporation)                     File Number)             Identification No.)


             2201 Landmeier Road, Elk Grove Village, Illinois 60007
               (Address of principal executive offices) (Zip Code)


                                 (847) 956-8000
              (Registrant's telephone number, including area code)

                                -----------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)






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Item 5.       Other Events and Regulation FD Disclosure.

         On August 4, 2004, SigmaTron International, Inc. (the "Company") issued a press release announcing the Company's acquisition of the interest of outside investors in its affiliate SMT Unlimited, L.P. ("SMTU") and the general partner of SMTU, SMT Unlimited, Inc., bringing the interest of the Company in SMTU to just over 80% on a fully diluted basis. The press release is filed herewith as
Exhibit 99.1.

Item 7.       Financial Statements and Exhibits.

(c)       Exhibits.

         Exhibit No.       Description of Exhibit
         ----------        ----------------------

              99.1 Press Release issued by SigmaTron International, Inc., dated August 4, 2004.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SIGMATRON INTERNATIONAL, INC.



Date:  August 4, 2004         By:  /s/ Gary R. Fairhead
                                   ---------------------------------------------
                                   Name:   Gary R. Fairhead
                                   Title:  President and Chief Executive Officer


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



                                  EXHIBIT INDEX


Exhibit No.       Description of Exhibit
-----------       ----------------------

99.1              Press Release of the Company, dated August 4, 2004




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